                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                                FEBRUARY 5, 2003


                         WESTPORT RESOURCES CORPORATION
               (Exact Name of Registrant as Specified in Charter)


                NEVADA                        001-14256                 13-3869719
     (State or Other Jurisdiction            (Commission               (IRS Employer
           of Incorporation)                 File Number)            Identification No.)


                              1670 BROADWAY STREET
                                   SUITE 2800
                             DENVER, COLORADO 80202
              (Address and Zip Code of Principal Executive Offices)


                                 (303) 573-5404
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

         On February 5, 2003, Westport Resources Corporation, a Nevada corporation, issued a press release announcing 2002 reserve information and updating 2002 guidance and hedging activities. The press release also includes information about a conference call that Westport will hold regarding its fourth quarter and year end results on February 25, 2003. The press release is attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  The following exhibit is filed herewith:

                        EXHIBIT
                        NUMBER                       EXHIBIT
                        -------                      -------
                         99.1 Press release dated February 5, 2003 entitled "Westport Reports Record Reserves and Provides 2002 Update."


                            [SIGNATURE PAGE FOLLOWS]

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WESTPORT RESOURCES CORPORATION

Date:  February 10, 2003              By:  /s/ LON MCCAIN
                                         --------------------------------------
                                         Name:  Lon McCain
                                         Title: Vice President, Chief Financial
                                                Officer and Treasurer

                                  EXHIBIT INDEX


EXHIBIT
NUMBER                                  EXHIBIT
-------                                 -------
 99.1*            Press release dated February 5, 2003 entitled "Westport
                  Reports Record Reserves and Provides 2002 Update."

*Filed herewith.